UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:

April 29, 2005

(Date of earliest event reported)

SPECTRUM BRANDS, INC.

(formerly Rayovac Corporation)

(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-13615	22-2423556
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

(770) 829-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Supplements to Existing Indentures

On May 3, 2005, Spectrum Brands, Inc. (formerly Rayovac Corporation) (the “Company”), U.S. Bank National Association and certain subsidiaries of the Company entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Indenture (the “2003 Indenture”) dated as of September 30, 2003 (as previously supplemented) governing the Company’s 8 1/2% Senior Subordinated Notes due 2013 and the Supplemental Indenture (the “Supplemental Indenture” and, together with the Fourth Supplemental Indenture, the “Supplemental Indentures”) to the Indenture (the “2005 Indenture” and, together with the 2003 Indenture, the “Indentures”) dated as of February 7, 2005 governing the Company’s 7 3/8% Senior Subordinated Notes due 2015. The Supplemental Indentures added as guarantors under the Indentures certain domestic subsidiaries acquired by the Company in connection with its acquisition of Tetra Holding GmbH, a limited liability company organized under the laws of the Federal Republic of Germany (“Tetra”), which acquisition is described in more detail in Item 2.01 below (the “Tetra Acquisition”).

Amendment to Credit Agreement, Security Agreement and Guarantees

On April 29, 2005, the Company entered into Amendment No. 1 to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, (as so amended and supplemented, and as otherwise amended, supplemented and modified to the date hereof, the “Credit Agreement”), among the Company, Varta Consumer Batteries GmbH & Co. KGaA, a German partnership limited by shares, Rayovac Europe Limited, a limited liability company, each lender from time to time party thereto (the “Lenders”), Citicorp North America, Inc., as Syndication Agent, Merrill Lynch Capital Corporation, as Co-Documentation Agent and Managing Agent, LaSalle Bank National Association, as Co-Documentation Agent and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. Pursuant to Section 2.16 of the Credit Agreement, the Lenders agreed to increase their commitments by $500 million under an Incremental Term Facility. The Lenders’ commitments were increased as follows: (i) an increase in the Dollar Term Facility by an aggregate principal amount not to exceed U.S. $115 million, (ii) an increase in the Canadian Term Facility by an aggregate principal amount not to exceed the equivalent in Canadian dollars of U.S. $20 million and (iii) an additional Euro Term Loan Facility in a aggregate principal amount not to exceed the equivalent in Euros of U.S. $365 million. The Incremental Term Facility was used to (a) pay to the holders of the equity interests of Tetra the cash consideration for their shares in Tetra in connection with the Tetra Acquisition, (b) refinance the existing indebtedness of Tetra and its subsidiaries and (c) pay transaction fees and expenses incurred in connection with the Tetra Acquisition. The Fourth Amended and Restated Credit Agreement dated as of February 7, 2005 has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 11, 2005.

The foregoing descriptions of the Supplemental Indentures and Amendment No. 1 to the Credit Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of those agreements, copies of which are filed as Exhibits 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

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Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 29, 2005, the Company acquired all of the outstanding equity interests of Tetra pursuant to the terms of the Share Purchase Agreement dated March 14, 2005 (the “Purchase Agreement”) by and among the Company and all of the shareholders of Tetra, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Commission on March 18, 2005. As a result, Tetra is now an indirect wholly-owned subsidiary of the Company. The total consideration of approximately Euro 418 million, including estimated working capital and net of cash acquired as provided for in the Purchase Agreement, was financed with borrowings under the Credit Agreement described in Item 1.01 of this Current Report on Form 8-K.

Item 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

(a)

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Credit Agreement is incorporated herein by reference.

Item 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

(a)

The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Supplemental Indentures are incorporated herein by reference.

Item 8.01. OTHER EVENTS.

On April 29, 2005, the Company issued a press release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired

The financial statements required under this item are not included in this Current Report on Form 8-K. Such financial statements will be filed by amendment not later then 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b) Pro forma financial information

The pro forma financial information required under this item is not included in this Current Report on Form 8-K. Such information will be filed by amendment not later then 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

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(c) Exhibits

Exhibit Number	Description of Exhibit
4.1	Fourth Supplemental Indenture dated as of May 3, 2005 to the Indenture dated as of September 30, 2003 by and among Spectrum Brands, Inc., certain of Spectrum Brands, Inc.’s domestic subsidiaries and U.S. Bank National Association

4.2	Supplemental Indenture dated as of May 3, 2005 to the Indenture dated as of February 7, 2005 by and among Spectrum Brands, Inc., certain of Spectrum Brands, Inc.’s domestic subsidiaries and U.S. Bank National Association

10.1	Amendment No. 1, dated April 29, 2005, to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, among Rayovac Corporation, Varta Consumer Batteries GmbH & Co. KGaA, Rayovac Europe Limited, each lender from time to time party thereto, Citicorp North America, Inc., Merrill Lynch Capital Corporation, LaSalle Bank National Association and Bank of America, N.A.

99.1	Press Release dated April 29, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2005	SPECTRUM BRANDS, INC.

	By:	/s/ Randall J. Steward
	Name:	Randall J. Steward
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1	Fourth Supplemental Indenture dated as of May 3, 2005 to the Indenture dated as of September 30, 2003 by and among Spectrum Brands, Inc., certain of Spectrum Brands, Inc.’s domestic subsidiaries and U.S. Bank National Association

4.2	Supplemental Indenture dated as of May 3, 2005 to the Indenture dated as of February 7, 2005 by and among Spectrum Brands, Inc., certain of Spectrum Brands, Inc.’s domestic subsidiaries and U.S. Bank National Association

10.1	Amendment No. 1, dated April 29, 2005, to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, among Rayovac Corporation, Varta Consumer Batteries GmbH & Co. KGaA, Rayovac Europe Limited, each lender from time to time party thereto, Citicorp North America, Inc., Merrill Lynch Capital Corporation, LaSalle Bank National Association and Bank of America, N.A.

99.1	Press Release dated April 29, 2005

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